The following information regarding Pacific Investment Management Company LLC (“PIMCO”), the subadviser for Harbor Unconstrained Bond Fund, has changed:

Effective immediately, Marc P. Seidner replaced Saumil H. Parikh and joined Mohsen Fahmi and Daniel J. Ivascyn as portfolio managers for Harbor Unconstrained Bond Fund. Messrs. Seidner, Fahmi and Ivascyn jointly manage the Harbor Unconstrained Bond Fund.

Mr. Seidner is Chief Investment Officer Non-traditional Strategies and a Managing Director of PIMCO. Mr. Seidner rejoined PIMCO in November 2014 after having previously been associated with PIMCO from 2009 until January 2014.

All references in the Prospectus to Mr. Parikh as portfolio manager for Harbor Unconstrained Bond Fund are hereby replaced with references to Messrs. Seidner, Fahmi and Ivascyn as portfolio managers for Harbor Unconstrained Bond Fund.

January 15, 2015

Investors Should Retain This Supplement For Future Reference

S0115.SP.UB